UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 19, 2013

OxySure Systems, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-54137 (Commission File Number)	71-0960725 (IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX (Address of principal executive offices)	75033 (Zip Code)

(972) 294-6450 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 18, 2013, OxySure Systems, Inc. (“OxySure” or the “Company”) issued a press release announcing that the Company has entered into a distribution agreement with Pacific Medical Systems Ltd. A copy of the press release is furnished with this report as Exhibit 99.1.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1 Press Release dated December 18, 2013; furnished not filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013

OXYSURE SYSTEMS, INC., a Delaware corporation
/s/ Julian T. Ross
BY:	Julian T. Ross
ITS:	Chief Executive Officer, President, Chief Financial Officer, and Secretary

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